                                                                    Exhibit 99.2

                             SCHOOL SPECIALTY, INC.

                     PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

         The unaudited pro forma financial statements give effect to, where applicable, all acquisitions completed through February 9, 1999, the spin-off and the refinancing of all amounts payable to U.S. Office Products in connection with the spin-off and the June 1998 initial public offering and concurrent offering to certain directors and officers. The pro forma common stock offering adjustments further adjust such pro forma financial statements to give effect to the secondary offering completed on April 16, 1999 (the "Secondary Offering").

         The pro forma combined balance sheet gives effect to the Sportime acquisition completed on February 9, 1999.

         The pro forma combined statement of income for the fiscal year ended April 25, 1998 gives effect to (i) the spin-off and the refinancing of all amounts payable to U.S. Office Products in connection with the spin-off; (ii) the June 1998 initial public offering and concurrent offering to certain directors and officers; (iii) the acquisitions of Sax Arts and Crafts, American Academic and six other individually insignificant companies in business combinations accounted for under the purchase method completed during the fiscal year ended April 25, 1998 (the "Fiscal 1998 Purchase Acquisitions"); and (iv) the acquisitions of Hammond & Stephens, National School Supply and Sportime in business combinations accounted for under the purchase method completed during the fiscal year ending April 24, 1999 (the "Fiscal 1999 Purchase Acquisitions"), as if all such transactions had occurred on April 27, 1997. The pro forma combined statement of income for the year ended April 25, 1998 includes (i) our audited financial information for the year ended April 25, 1998; (ii) the unaudited financial information of the Fiscal 1998 Purchase Acquisitions for the period from April 27, 1997 through their respective dates of acquisitions; and
(iii) the unaudited financial information of the Fiscal 1999 Purchase Acquisitions for the period from April 27, 1997 through April 25, 1998.

         The pro forma combined statement of income for the nine months ended January 23, 1999 gives effect to (i) the spin-off and the refinancing of all amounts payable to U.S. Office Products in connection with the spin-off; (ii) the June 1998 initial public offering and concurrent offering to certain directors and officers; and (iii) the Fiscal 1999 Purchase Acquisitions, as if all such transactions had occurred on April 26, 1998. The pro forma combined statement of income for the nine months ended January 23, 1999 includes our unaudited financial information for the nine months ended January 23, 1999 and the unaudited financial information of the Fiscal 1999 Purchase Acquisitions for the period from April 26, 1998 through the earlier of their respective dates of acquisition or January 23, 1999.

         Our historical financial statements reflect an allocated portion of general and administrative costs and interest expense incurred by U.S. Office Products. The allocated costs include expenses such as: certain corporate executives' salaries, accounting and legal fees, departmental costs for accounting, finance, legal, purchasing, marketing and human resources, as well as other general overhead costs. These corporate overheads have been allocated to us using one of several factors, dependent on the nature of the costs being allocated, including, revenues, number and size of acquisitions and number of employees. Interest expense incurred by U.S. Office Products has been allocated to us based upon our average outstanding intercompany balances with U.S. Office Products at U.S. Office Products' weighted average interest rate during such period.

         The pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited pro forma combined financial data presented herein does not purport to represent what our financial position or results of operations would have been had the transactions which are the subject of pro forma adjustments occurred on those dates, as assumed, and are not necessarily representative of our financial position or results of operations in any future period.

                             SCHOOL SPECIALTY, INC.
                        PRO FORMA COMBINED BALANCED SHEET
                                JANUARY 23, 1999
                                 (IN THOUSANDS)
                                   (UNAUDITED)




                                                      SCHOOL                                 PRO FORMA
                      ASSETS                      SPECIALTY, INC.             SPORTIME      ADJUSTMENTS
                                                  ---------------             --------      -----------

Cash & cash equivalents...................             $       -               $      -       $       -

Accounts receivable, net..................                84,843                  3,432               -
Inventories...............................                46,799                  4,371               -
  Prepaid and other current assets........                16,219                  2,820               -
                                                       ---------               --------       ---------
    Total current assets..................               147,861                 10,623               -
Property and equipment, net...............                39,781                  1,185
Intangible assets, net....................               183,693                 14,689          (1,102) (a)
Other assets..............................                 7,178                     12               -
                                                       ---------               --------       ---------
    Total assets..........................             $ 378,513               $ 26,509       $  (1,102)
                                                       =========               ========       =========


     LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
  Current portion of long-term debt.......             $  10,314               $      -       $      -
  Accounts payable........................                15,485                  1,063              -
  Accrued compensation....................                11,945                    303              -
  Accrued income taxes....................                 5,596                      6              -
  Accrued restructuring...................                 3,638                      -              -
  Other accrued liabilities...............                10,057                    738              -
                                                       ---------               --------       --------
    Total current liabilities.............                57,035                  2,110              -

Long-term debt............................               162,199                     69         23,000 (a)
Other.....................................                   212                    228              -
                                                       ---------               --------       --------
  Total liabilities.......................               219,446                  2,407         23,000

Stockholders' equity:
  Common stock............................                    15                      -              -
  Capital paid in excess of par value.....               146,768                      -              -
  Accumulated other comprehensive income..                     6                      -              -
  Retained earnings.......................                12,278                      -              -
  Equity of purchased company.............                     -                 24,102        (24,102) (a)
                                                       ---------               --------       --------
    Total stockholders' equity............               159,067                 24,102        (24,102)
                                                       ---------               --------       --------
    Total liabilities and stockholders'
    equity................................             $ 378,513               $ 26,509       $ (1,102)
                                                       =========               ========       ========


                                                                   PRO FORMA
                                                                  COMMON STOCK
                                                  PRO FORMA         OFFERING          PRO FORMA
                      ASSETS                       COMBINED       ADJUSTMENTS          AS ADJUSTED
                                                -------------   ---------------      -------------

Cash & cash equivalents...................        $        -       $  41,050 (b)       $       -
                                                                     (41,050)(b)
Accounts receivable, net..................            88,275                              88,275
Inventories...............................            51,170               -              51,170
  Prepaid and other current assets........            19,039               -              19,039
                                                  ----------       ---------           ---------
    Total current assets..................           158,484               -             158,484
Property and equipment, net...............            40,966               -              40,966
Intangible assets, net....................           197,280               -             197,280
Other assets..............................             7,190               -               7,190
                                                  ----------       ---------           ---------
    Total assets..........................        $  403,920       $       -           $ 403,920
                                                  ==========       =========           =========


     LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
  Current portion of long-term debt.......        $   10,314       $       -           $  10,314
  Accounts payable........................            16,548               -              16,548
  Accrued compensation....................            12,248               -              12,248
  Accrued income taxes....................             5,602               -               5,602
  Accrued restructuring...................             3,638               -               3,638
  Other accrued liabilities...............            10,795               -              10,795
                                                  ----------       ---------           ---------
    Total current liabilities.............            59,145               -              59,145

Long-term debt............................           185,268         (41,050) (b)        144,218
Other.....................................               440               -                 440
                                                  ----------       ---------           ---------
  Total liabilities.......................           244,853         (41,050)            203,803

Stockholders' equity:
  Common stock............................               15                2 (b)              17
  Capital paid in excess of par value.....          146,768           41,048 (b)         187,816
  Accumulated other comprehensive income..                6                -                   6
  Retained earnings.......................           12,278                -              12,278
  Equity of purchased company.............                -                -                   -
                                                  ---------         --------           ---------
    Total stockholders' equity............          159,067           41,050             200,117
                                                  ---------         --------           ---------
    Total liabilities and stockholders'
    equity................................        $ 403,920         $      -           $ 403,920
                                                  =========         ========           =========

                             SCHOOL SPECIALTY, INC.
                     PRO FORMA COMBINED STATEMENT OF INCOME
                   FOR THE NINE MONTHS ENDED JANUARY 23, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)




                                                                          NATIONAL
                       SCHOOL                    PRO FORMA                 SCHOOL
                   SPECIALTY, INC.  SPORTIME     ADJUSTMENTS    SUBTOTAL   SUPPLY
                   ---------------  --------     -----------    --------   ------
Revenues..........   $  424,332     $  25,778   $       -       $450,110  $ 53,690
Cost of revenues..      281,436        12,047           -        293,483    36,122
                     ----------     ---------   ---------       --------  --------
   Gross profit...      142,896        13,731           -        156,627    17,568

Selling, general
and administrative
expenses..........      108,005        11,625        (188) (g)   119,442    12,948
Restructuring
costs.............        5,274             -           -          5,274       127
                       --------     ---------   ---------       --------   -------
   Operating
income............       29,617         2,106         188         31,911     4,493

Other (income)
  expense:
   Interest
  expense.........        8,942             3       1,380 (h)     10,325     1,265
   Interest income         (114)            -           -           (114)        -
   Other..........            -           200           -            200       235
                       --------     ---------   ---------       --------   -------
Income before
  provision for
  income taxes....       20,789         1,903      (1,192)        21,500     2,993
Provision for
income taxes......       10,094             -         385 (i)     10,479         4
                       --------     ---------   ---------       --------   -------
Net income........     $ 10,695     $   1,903   $  (1,577)      $ 11,021   $ 2,989
                       ========     =========   =========       ========   =======

Weighted average
  shares:
   Basic..........       14,625                                   14,625
   Diluted........       14,665                                   14,665

Net income
  per share:
   Basic..........     $   0.73                                 $   0.75
   Diluted........         0.73                                     0.75


                                                             PRO FORMA
                                                           COMMON STOCK
                   HAMMOND &     PRO FORMA    PRO FORMA      OFFERING          PRO FORMA
                    STEPHENS     ADJUSTMENTS  COMBINED      ADJUSTMENTS        AS ADJUSTED
                    --------     -----------  --------      -----------        -----------

Revenues..........     $2,380   $     -      $506,180           $      -        $506,180
Cost of revenues..      1,181         -       330,786                  -         330,786
                       ------   -------      --------           --------        --------
   Gross profit...      1,199         -       175,394                  -         175,394

Selling, general
and administrative
expenses..........        476        24 (f)   133,046                  -         133,046
                                    156 (g)
Restructuring
costs.............          -         -         5,401                  -           5,401
                       ------   -------      --------           --------        --------
   Operating
income............        723      (180)       36,947                  -          36,947

Other (income)
  expense:
   Interest
expense...........          -     1,910 (h)    13,500             (2,463) (j)     11,037
   Interest income          -       114 (h)         -                  -               -

   Other..........        (15)        -           420                  -             420
                       ------   -------      --------           --------        --------
Income before
  provision for
  income taxes....        738                  23,027              2,463          25,490
                                 (2,204)
Provision for
income taxes......          -       800 (i)    11,283                985          12,268
                       ------   -------      --------           --------        --------
Net income........     $  738   $(3,004)     $ 11,744           $  1,478        $ 13,222
                       ======   =======      ========           ========        ========

Weighted average
  shares:
   Basic..........                             15,025 (k)                         17,425 (l)
   Diluted........                             15,065 (k)                         17,465 (l)

Net income
  per share:
   Basic..........                             $ 0.78                          $    0.76
   Diluted........                               0.78                               0.76

                             SCHOOL SPECIALTY, INC.
                     PRO FORMA COMBINED STATEMENT OF INCOME
                       FOR THE YEAR ENDED APRIL 25, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)


                       SCHOOL                                              SAX                NATIONAL
                     SPECIALTY,                 PRO FORMA              ARTS AND   AMERICAN     SCHOOL
                       INC.(c)     SPORTIME(d) ADJUSTMENTS   SUBTOTAL  CRAFTS(c)  ACADEMIC(c)  SUPPLY(e)
                     ----------    ----------- -----------   --------  ---------  -----------  ---------
Revenues..........    $ 310,455      $ 30,981   $     -      $341,436   $ 5,421   $  36,423  $176,034
Cost of revenues..      202,870        14,467         -       217,337     3,196      24,382   120,652
                      ---------      --------   -------      --------   -------   ---------  --------
   Gross profit...      107,585        16,514         -       124,099     2,225      12,041    55,382

Selling, general
and administrative
    expenses........     87,846        14,367       142 (g)   102,355     1,722       8,789    50,832

Restructuring
costs.............        3,491             -         -         3,491         -           -     1,198
                      ---------      --------   -------      --------   -------   ---------   -------
   Operating
income............       16,248         2,147      (142)       18,253       503       3,252     3,352

Other (income)
  expense:
   Interest
expense...........        5,505             -     1,840 (h)     7,345        18         441     5,036

   Interest income         (132)            -         -          (132)       (3)          -         -
   Other..........          156           (45)        -           111         -          24         -
                      ---------      --------    ------      --------   -------   ---------   -------
Income before
  provision for
  income taxes....       10,719         2,192    (1,982)       10,929       488       2,787    (1,684)
Provision for
income taxes......        5,480             -       782 (i)     6,262       189         892         -
                      ---------      --------   -------      --------   -------   ---------   -------
Net income........    $   5,239      $  2,192   $(2,764)     $  4,667   $   299   $   1,895   $(1,684)
                      =========      ========   =======      ========   =======   =========   =======

Weighted average
  shares:
   Basic..........       13,284                                13,284
   Diluted........       13,547                                13,547

Net income
  per share:
   Basic..........  $      0.40                              $   0.35
   Diluted........         0.39                                  0.34





                                  INDIVIDUALLY
                                  INSIGNIFICANT                               PRO FORMA
                                   FISCAL 1998                              COMMON STOCK
                      HAMMOND &     PURCHASE      PRO FORMA    PRO FORMA      OFFERING     PRO FORMA
                       STEPHENS  ACQUISITIONS(c) ADJUSTMENTS   COMBINED      ADJUSTMENTS  AS ADJUSTED
                     ----------- --------------- -----------  ----------    ------------- -----------
Revenues..........     $   9,028      $ 28,943   $      -     $597,285      $      -      $  597,285
Cost of revenues..         4,386        19,865          -      389,818             -         389,818
                       ---------     ---------   --------     --------      --------      ----------
   Gross profit...         4,642         9,078          -      207,467             -         207,467

Selling, general
and administrative
    expenses.......        2,555         7,873        295 (f)  175,403             -         175,403
                                                      982 (g)
Restructuring
costs.............             -             -          -        4,689             -           4,689
                       ---------     ---------   --------     --------      --------      ----------
   Operating
income............         2,087         1,205     (1,277)      27,375             -          27,375

Other (income)
  expense:
   Interest
expense...........             -            38      4,122  (h)  17,000        (3,284) (j)     13,716

   Interest income          (154)           (4)       293  (h)       -             -               -
   Other..........             -            58          -          193             -             193
                       ---------     ---------   --------     --------      --------      ----------
Income before
  provision for
  income taxes....         2,241         1,113     (5,692)      10,182         3,284          13,466
Provision for
income taxes......             -           140     (1,577) (i)   5,906         1,315           7,221
                        --------     ---------   --------     --------      --------      ----------
Net income........     $   2,241     $     973   $ (4,115)    $  4,276      $  1,969      $    6,245
                       =========     =========   ========     ========      ========      ==========

Weighted average
  shares:
   Basic..........                                              15,659 (k)                    18,059 (l)
   Diluted........                                              15,922 (k)                    18,322 (l)

Net income
  per share:
   Basic..........                                             $  0.27                       $  0.35
   Diluted........                                                0.27                          0.34


                             SCHOOL SPECIALTY, INC.
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                    (DOLLARS AND SHARE AMOUNTS IN THOUSANDS)

UNAUDITED PRO FORMA COMBINED BALANCE SHEET ADJUSTMENTS

(a) Adjustment to reflect purchase price adjustments associated with the acquisition of Sportime, LLC. The portion of the consideration assigned to goodwill ($13,587) in the transaction accounted for under the purchase method represents the excess of the cost over the fair market value of the net assets acquired. We amortize goodwill over a period of 40 years. The recoverability of the unamortized goodwill will be assessed on an ongoing basis by comparing anticipated undiscounted future cash flows from operations to net book value.

(b) Adjustment to reflect $41,050 of net proceeds from the sale of 2,400 shares of Common Stock as part of the Secondary Offering (net of expenses and underwriting discount) and the utilization of the proceeds to repay $41,050 of long-term debt.

UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME ADJUSTMENTS

(c) Certain reclassifications have been made to our historical results and the results of the Fiscal 1998 Purchase Acquisitions for the period prior to their respective dates of acquisition for the fiscal year ended April 25, 1998 to conform with the fiscal 1999 presentation. These reclassifications had no effect on net income or net income per share.

(d) Includes the results of Select Service & Supply Co., Inc. from January 1, 1998 to January 7, 1998, and the results of Sportime, LLC for the period subsequent to January 7, 1998. On January 8, 1998 Genesis Direct, Inc. acquired Sportime, LLC, which included certain of the assets and liabilities of Select Service & Supply Co., Inc., for approximately $20.5 million in a purchase transaction and recorded approximately $14.8 million of goodwill. The results for the period subsequent to January 7, 1998 include amortization expense of approximately $34,000 per month.

(e)  The results are for the fiscal year ended March 31, 1998.

(f) Adjustment to reflect additional corporate overhead expenses to be incurred as a stand-alone, publicly traded, entity, rather than as a division of U.S. Office Products.

(g) Adjustment to reflect the increase (decrease) in amortization expense relating to goodwill recorded in purchase accounting related to the Fiscal 1998 and Fiscal 1999 Purchase Acquisitions for the periods prior to the respective dates of acquisition. We have recorded goodwill amortization in the historical financial statements from the respective dates of acquisition forward. The goodwill is being amortized over an estimated life of 40 years.

(h) Adjustment to reflect an increase in interest expense. Interest expense is being calculated on the average pro forma debt outstanding during the applicable periods at a weighted average interest rate of approximately 8.0%. The adjustment also reflects a reduction in interest income to zero as we generally expect to use available cash to repay debt. Pro forma interest expense will fluctuate approximately $272 on an annual basis for each 0.125% change in interest rates.

(i) Adjustment to calculate the provision for income taxes on the pro forma combined results at an effective income tax rate of approximately 49% for the nine months ended January 23, 1999 and 58% for the fiscal year ended April 25, 1998. The difference between the effective tax rates and the statutory tax rate of 35% relates primarily to state income taxes and nondeductible goodwill.

(j) Adjustment to reflect a decrease in interest expense as a result of the utilization of the net proceeds from the Secondary Offering to repay $41,050 of long-term debt at an annual interest rate of 8%.

(k) The weighted average shares outstanding used to calculate basic pro forma combined earnings per share is calculated based upon our weighted average shares, adjusted to reflect shares sold in the June 1998 initial public offering and the concurrent offering to certain officers and directors, as if these offerings had occurred on April 27, 1997.

(l) The weighted average shares outstanding used to calculate pro forma as adjusted earnings per share is calculated based upon the pro forma weighted average shares described in note (k), adjusted to reflect the 2,400 shares sold in the Secondary Offering, as if the Secondary Offering had occurred on April 27, 1997.